Exhibit 99.1

First Horizon National Corporation and IBERIABANK Corporation to Combine in

Merger of Equals to Create a Leading Regional Financial Services Company

•	Creates a leading regional financial services company with significant scale at $75 billion in assets

•	Combination to be strongly accretive to EPS

•	Significant synergies anticipated to drive value creation and enhanced financial performance

•	Pro forma company expected to have peer leading profitability metrics

•	Proven strong credit culture and risk management practices

•	Aligned relationship-oriented cultures committed to creating a great place to work for employees

•	Expansive 11-state reach in high-growth, attractive markets across the combined footprint

•	Broadens business mix, creating a strong core deposit franchise, diversified loan portfolio and differentiated revenue streams

•	Scale and earnings power to invest in advanced technologies and innovation to deliver an extraordinary client experience

•	Experienced combined management team with a strong history of successfully executing and integrating transformative transactions

MEMPHIS, TN & LAFAYETTE, LA – November 4, 2019 – First Horizon National Corp. (“First Horizon”) (NYSE: FHN) and IBERIABANK Corporation (“IBERIABANK”) (NASDAQ: IBKC) today announced that they have entered into a definitive agreement under which the companies will combine in an all-stock merger of equals.

Under the terms of the agreement, which was unanimously approved by the Boards of Directors of both companies, the combined holding company and bank will operate under the First Horizon name and will be headquartered in Memphis, Tenn. Once the transaction is completed, the combined company will be one of the largest financial services companies headquartered in the South and one of the top 25 banks in the U.S. in deposits.

The combined organization will have $75 billion in assets, $57 billion in deposits and $55 billion in loans. The merger combines two complementary franchises that are uniquely positioned to capitalize on market opportunities and increase their client base through greater scale, strategic investments in advanced technologies and expanded product offerings.

Under the terms of the merger agreement, IBERIABANK shareholders will receive 4.584 shares of First Horizon for each IBERIABANK share they own. First Horizon shareholders will own 56% and IBERIABANK shareholders will own 44% of the combined company. Additionally, IBERIABANK shareholders will receive a 43% increase in their dividend after consummation of the transaction, based upon each company’s current dividend per share.

Bryan Jordan, Chairman and CEO of First Horizon, said, “Our merger of equals with IBERIABANK is an exciting milestone and the logical next step in the continued successful transformation of our company. Separately, we are both formidable organizations with strong track records, great businesses and talented bankers. Together, First Horizon and IBERIABANK will create a powerful new company driven by our shared commitment to our customers, communities, shareholders and the employees we serve. We are pleased to have a partner with a complementary people-focused culture, shared values and a growth-oriented business model. Our combined new scale, deep experience in financial services and diverse business mix in the South uniquely position us to accelerate our growth and create lasting shareholder value.”

IBERIABANK President and CEO Daryl Byrd said, “This merger of equals represents an exciting next chapter for both companies. By joining forces with First Horizon, we will create an organization that has the resources to invest in advanced technologies and expand lending capacity and product offerings for our combined clients. We chose a partner who values deep relationships and is culturally aligned with our core mission, which is to create a great place to work for employees, deliver extraordinary, value-based client service, meet the expectations of our shareholders and invest in the communities we serve. Our partnership will leverage our best-in-class workforce and build on and complement the well-established strong foundations of both organizations. We look forward to bringing our companies together to better serve our clients and communities.”

Strategic Benefits

•

Enhanced Scale to Drive Growth – The combined company will be a significant player throughout the Southern market, with $75 billion in assets. This combination enhances the combined company’s ability to invest in advanced technologies and innovation to strengthen its business and create a competitive advantage in a dynamic market environment.

•

Complementary Market Presence – The combination strengthens the competitive position in high-growth, demographically attractive Southern markets. The pro forma bank branch footprint is located in 15 of the Top 20 Southern MSAs by population and in 11 states throughout the combined footprint.

•

Diversified Business Mix – The combined company will have a well-diversified revenue mix with earnings streams from unique lending capabilities and distinct fee income businesses across a broader customer base. The combined organization will offer a broader and more comprehensive suite of products and services for commercial, consumer and small business clients.

•

Experienced Combined Management Team with Strong Cultural Alignment – In addition to a strong track record of successfully executing and integrating multiple large transactions, the combined management team has significant experience in leading regional banks. Together, First Horizon and IBERIABANK are committed to preserving the strong cultures of both companies to deliver superior client service.

Financial Benefits

•	Significant EPS and Earnings Accretion – The transaction is projected to deliver approximately 16% EPS accretion to First Horizon and approximately 22% EPS accretion to IBERIABANK by year-end 2021.

•

Substantial Cost Synergies – The transaction is expected to deliver approximately $170 million in pre-tax cost synergies, primarily driven by annual run-rate cost savings such as redundancies in overhead, bank branches, operations and computer services.

•	Peer Leading Profitability – The combined company will be well-positioned to achieve peer leading profitability and operating metrics.

•	Industry Leading Operating Metrics – The franchise is expected to deliver top-tier operating and return metrics with cost savings on a fully-phased in basis, including:

•	Return on Average Tangible Common Equity of approximately 18%

•	Return on Average Assets of approximately 1.4%, and

•	Efficiency Ratio of approximately 51%.

New Company Governance and Leadership Team

The combined company will be headquartered in Memphis, Tenn., and will maintain a significant operating presence in all of the markets in which both companies operate today. The combined company’s regional banking headquarters will be located in New Orleans, La.

The combined company will be led by a balanced board and executive leadership team composed of members from both First Horizon and IBERIABANK. Upon closing of the transaction, the Board of Directors will consist of nine directors from First Horizon and eight directors from IBERIABANK. The new company will be led by Daryl G. Byrd as Executive Chairman of the Board of Directors and D. Bryan Jordan as Chief Executive Officer.

Leadership from First Horizon will be:

•	William C. Losch, III, Chief Financial Officer

•	David Popwell, President, Specialty Banking

•	Susan Springfield, Chief Credit Officer

•	Tammy LoCascio, Chief Human Resources Officer

Leadership from IBERIABANK will be:

•	Anthony Restel, Chief Operating Officer

•	Michael Brown, President, Regional Banking

•	Terry Akins, Chief Risk Officer

•	Beth Ardoin, Chief Communications Officer

Both companies’ longstanding commitments to serve their communities will remain central to the combined organization’s future. Collectively, the two companies have committed $10 billion to community benefit plans to increase access to financial resources and support for low and moderate income communities in the South. The combined bank will continue its investments in these and other important initiatives in the communities in which it operates.

Timing and Approvals

The merger is expected to close in the second quarter of 2020, subject to satisfaction of customary closing conditions, including receipt of customary regulatory approvals and approval by the shareholders of each company.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor and Sullivan & Cromwell LLP is serving as legal counsel to First Horizon. Keefe, Bruyette & Woods and Goldman Sachs are serving as financial advisors and Simpson Thacher & Bartlett LLP is serving as legal counsel to IBERIABANK.

Joint Conference Call Details

First Horizon and IBERIABANK will conduct a live conference call to discuss the transaction at 8:30 a.m. Central Time today. To listen to the live call, please dial 1-877-879-1183 and enter the participant code 9174896. Presentation slides will be available on both the First Horizon website (www.firsthorizon.com) and the IBERIABANK website (www.iberiabank.com). A replay of the call will be available until midnight Central Time on November 11, 2019, by dialing 1-877-344-7529. The confirmation code for the replay is 10136743.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) with respect to First Horizon’s and IBERIABANK’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon and IBERIABANK, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in First Horizon’s and IBERIABANK’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Horizon and IBERIABANK; the outcome of any legal proceedings that may be instituted against First Horizon or IBERIABANK; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Horizon and IBERIABANK do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; First Horizon and IBERIABANK success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by First Horizon’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of First Horizon and IBERIABANK.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon’s Annual Report on Form 10-K for the year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of First Horizon’s website, http://www.firsthorizon.com, under the heading “SEC Filings” and in other documents First Horizon files with the SEC, and in IBERIABANK’s Annual Report on Form 10-K for the year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of IBERIABANK’s website, www.iberiabank.com, under the heading “Financials & Filings” and in other documents IBERIABANK files with the SEC.

Important Other Information

In connection with the proposed transaction, First Horizon will file with the SEC a registration statement on Form S-4 to register the shares of First Horizon’s capital stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement of First Horizon and IBERIABANK which will be sent to the shareholders of First Horizon and IBERIABANK seeking their approval of the proposed transaction.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS OF FIRST HORIZON AND IBERIABANK ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST HORIZON, IBERIABANK AND THE PROPOSED TRANSACTION.

Investors and shareholders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about First Horizon and IBERIABANK, without charge, at the SEC’s website (http://www.sec.gov). Copies of the registration statement, including the joint proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Clyde A. Billings Jr., First Horizon, 165 Madison, Memphis, TN 38103, telephone (901) 523-5679, or Jefferson G. Parker, IBERIABANK, 200 West Congress Street, Lafayette, LA 70501, telephone (504) 310-7314.

Participants in the Solicitation

First Horizon, IBERIABANK and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding First Horizon’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 11, 2019, and certain of its Current Reports on Form 8-K. Information regarding IBERIABANK’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 28, 2019, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

About First Horizon

First Horizon National Corp. (NYSE:FHN) provides financial services through First Horizon Bank, First Horizon Advisors, and FHN Financial businesses. The banking subsidiary was founded in 1864 and has the largest deposit market share in Tennessee. The company operates approximately 270 bank locations across the Southeast U.S. and 29 FHN Financial offices across the entire U.S. First Horizon Advisors wealth management group has more than 300 financial professionals and about $4.8 billion in assets under management. FHN Financial is a capital markets industry leader in fixed income sales, trading and strategies for institutional customers in the U.S. and abroad. The company is recognized as one of the nation’s best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. bank. More information is available at www.FirstHorizon.com.

About IBERIABANK Corporation

IBERIABANK Corporation is a financial holding company with locations in Louisiana, Arkansas, Tennessee, Alabama, Texas, Florida, Georgia, South Carolina, North Carolina, Mississippi, Missouri, and New York offering commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, mortgage, and title insurance services. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “IBKC”. The Company’s Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock also trade on the NASDAQ Global Select Market under the symbols “IBKCP”, “IBKCO”, and “IBKCN”, respectively. The Company’s common stock market capitalization was approximately $3.9 billion, based on the closing stock price on November 1, 2019.

FIRST HORIZON CONTACT:

First Horizon Investor Relations, Aarti Bowman, (901) 523-4017

First Horizon, Chief Communications Officer, Candace Steele Flippin (901)523-4380

First Horizon Media Relations, Silvia Alvarez, (901) 523-4465

IBERIABANK CONTACT:	IBERIABANK Investor Relations, Jefferson G. Parker, (504) 310-7314 IBERIABANK Director of Communications, Beth Ardoin, (337) 278-6868